Supplement dated September 17, 2024 to the
Prospectus and Statement of Additional Information
for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement updates certain information contained in the prospectus and statement of additional information, as applicable for your annuity contract issued by Wilton Reassurance Life Company of New York.

Effective October 1, 2024 Wilton Re Distributors LLC will replace Everlake Distributors, LLC as Principal Underwriter.

As of the effective date, the Prospectus and Statement of Additional Information will be updated as follows:

Principal Underwriter. Wilton Re Distributors LLC serves as principal underwriter of the Policies. Wilton Re Distributors LLC is an affiliate of Wilton Reassurance Life Company of New York.  Wilton Re Distributors LLC is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The principal business address for Wilton Re Distributors LLC is 4840 N. River Blvd., Cedar Rapids, Iowa 52411.

If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-8207.

Please read this supplement carefully and keep it together with your prospectus for future reference.
No other action is required of you.

WRNYSUP3-N4